                                                                    EXHIBIT 10.1

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment"), dated as of March 11, 2002, is entered into by and among the Borrowers party to the Credit Agreement (as hereinafter defined), the Banks from time to time party to the Credit Agreement, the Co-Syndication Agents as named therein, the Documentation Agent as named therein and Citibank, N.A., as agent for the Banks (in such capacity, the "Agent"). Except as otherwise defined or as the context requires, terms defined in the Credit Agreement are used herein as therein defined.

                                   WITNESSETH:

         WHEREAS, The Williams Companies, Inc., a Delaware Corporation ("TWC"), Northwest Pipeline Corporation, a Delaware corporation ("NWP"), Transcontinental Gas Pipe Line Corporation, a Delaware corporation ("TGPL"), Texas Gas Transmission Corporation, a Delaware corporation ("TGT"; TWC, NWP, TGPL and TGT each a "Borrower" and collectively, the "Borrowers" ) have entered into a certain Credit Agreement dated as of July 25, 2000 with the financial institutions from time to time party thereto (the "Banks"), The Chase Manhattan Bank and Commerzbank AG, as Co-Syndication Agents, Credit Lyonnais New York Branch, as Documentation Agent, and Citibank, N.A., as Agent (the "Original Credit Agreement"), which Original Credit Agreement has been amended by a letter agreement dated as of October 10, 2000, by a Waiver and First Amendment dated as of January 31, 2001 and by a Second Amendment to Credit Agreement dated as of February 7, 2002 (the Original Credit Agreement, as so amended to the date hereof, the "Credit Agreement");

         WHEREAS, the Borrowers and the Banks now desire to amend the Credit Agreement in certain respects, as hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrowers and the Banks hereby agree as follows:

         SECTION 1. Amendment of Section 5.02. Section 5.02 of the Credit Agreement is hereby amended as follows:

                  (a) Clause (c) of Section 5.02 is hereby amended by deleting the word "or" at the end of subclause (iv) thereof, deleting the period at the end of subclause (v) thereof and inserting "; or" in its place, and inserting the following new subclause (vi) immediately following the existing clause (v):

                  "(vi) Kern River Gas Transmission Company in connection with the transaction with a subsidiary of Berkshire Hathaway, Inc. announced by TWC on March 7, 2002 from (1) selling, conveying or otherwise transferring all or substantially all of its assets or (2) merging or consolidating with or into another Person."

         SECTION 2. Representations and Warranties. To induce the Agent and the Banks to enter into this Amendment, each of the Borrowers hereby reaffirms as to itself and its

Subsidiaries, as of the date hereof, its representations and warranties contained in Article IV of the Credit Agreement (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

                  (a) Each Borrower is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate or limited liability company powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects, except for those licenses, authorizations, certificates, consents and approvals which the failure to have could not reasonably be expected to have a material adverse effect on the business, assets, condition or operation of the Borrower and its Subsidiaries taken as a whole. Each material Subsidiary of each Borrower is duly organized or validly formed, validly existing and (if applicable) in good standing under the laws of its jurisdiction of incorporation or formation, except where the failure to be so organized, existing and in good standing could not reasonably be expected to have a material adverse effect on the business, assets, condition or operations of such Borrower and its Subsidiaries taken as a whole. Each material Subsidiary of a Borrower has all corporate or limited liability company powers and all governmental licenses, authorizations, certificates, consents and approvals required to carry on its business as now conducted in all material respects, except for those licenses, authorizations, certificates, consents and approvals which the failure to have could not reasonably be expected to have a material adverse effect on the business, assets, condition or operation of such Borrower and its Subsidiaries taken as a whole.

                  (b) The execution, delivery and performance by each Borrower of this Amendment and the consummation of the transactions contemplated by this Amendment are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) such Borrower's charter or by-laws or (ii) any law or any contractual restriction binding on or affecting such Borrower and will not result in or require the creation or imposition of any Lien.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by any Borrower of this Amendment or the consummation of the transactions contemplated by this Amendment.

                  (d) This Amendment has been duly executed and delivered by each Borrower. This Amendment and the Credit Agreement as amended by this Amendment are the legal, valid and binding obligations of each Borrower enforceable against each Borrower in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and by general principles of equity.

                  (e) Except as set forth in the Public Filings and except for certain class-action lawsuits filed on or after January 29, 2002 alleging fraud and other violations of applicable securities laws, there is, as to each of the Borrowers, no pending or, to the knowledge of such Borrower, threatened action or proceeding affecting such Borrower or any material Subsidiary of such Borrower (or in the case of TWC, the Borrowers, any Subsidiary of a Borrower or any WCG Subsidiary) before any court, governmental agency or arbitrator, which could reasonably be expected to materially and adversely affect the financial condition or operations of such Borrower and its Subsidiaries taken as a whole or which purports to affect the legality, validity, binding effect or enforceability of this Amendment, the Credit Agreement or any Note. For the purposes of this Section, "Public Filings" shall mean the respective annual reports of TWC or any other Borrower on Form 10-K or Form 10-K/A for the year ended December 31, 2001, and TWC's and the Borrowers' respective reports on Form 8-K for the period from March 1, 2002 through March 11, 2002.

                  (f) Upon giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default or which would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment is conditioned upon receipt by the Agent of all the following documents, each in form and substance satisfactory to the Agent:

                  (a) Counterparts of this Amendment executed by each of the Borrowers, the Agent and Banks constituting not less than the Majority Banks; and

                  (b) Such other documents as the Agent shall have reasonably requested.

         SECTION 4. Effect. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         SECTION 5. Governing Law, Etc. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         SECTION 6. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

         SECTION 7. Successors and Assigns. This Amendment shall be binding upon each of the Borrowers, the Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of each of the Borrowers, the Agent and the Banks and the successors and assigns of the Banks.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, to be effective as of the date first written above.

                                       BORROWERS:

                                       THE WILLIAMS COMPANIES, INC.

                                       By: /s/ James G. Ivey
                                          --------------------------------------
                                       Name: James G. Ivey
                                       Title: Treasurer


                                       TEXAS GAS TRANSMISSION CORPORATION

                                       By: /s/ Nick A. Bacile
                                          --------------------------------------
                                       Name: Nick A. Bacile
                                       Title: Vice President & CFO


                                       TRANSCONTINENTAL GAS PIPE LINE
                                       CORPORATION

                                       By: /s/ Nick A. Bacile
                                          --------------------------------------
                                       Name: Nick A. Bacile
                                       Title: Vice President & CFO


                                       NORTHWEST PIPELINE CORPORATION

                                       By: /s/ Nick A. Bacile
                                          --------------------------------------
                                       Name: Nick A. Bacile
                                       Title: Vice President & CFO

                                            AGENT:

                                            CITIBANK, N.A., as Agent


                                            By: /s/ Lydia G. Junek
                                               ---------------------------------
                                               Attorney-in-Fact
                                               Authorized Officer

                                            Date: March 21, 2002
                                                 -------------------------------


                                            CO-SYNDICATION AGENTS:

                                            JPMORGAN CHASE BANK
                                            (formerly known as
                                            THE CHASE MANHATTAN BANK),
                                            as Co-Syndication Agent


                                            By: /s/ Signature not legible
                                               ---------------------------------
                                               Authorized Officer

                                            Date:                         , 2002
                                                 -------------------------


                                            COMMERZBANK AG,
                                            as Co-Syndication Agent

                                            By: /s/ Harry P. Yergey
                                               ---------------------------------
                                               Senior Vice President & Manager
                                               Authorized Officer

                                            By: /s/ Brian J. Campbell
                                               ---------------------------------
                                                     Senior Vice President
                                                     Authorized Officer

                                            Date: March 20, 2002
                                                 -------------------------------

                                            DOCUMENTATION AGENT:

                                            CREDIT LYONNAIS NEW YORK BRANCH,
                                            as Documentation Agent


                                            By: /s/ Bernard Weymuller
                                               ---------------------------------
                                               Senior Vice President
                                               Authorized Officer

                                            Date: March 21, 2002
                                                 -------------------------------

                                            BANKS:

                                            CITIBANK, N.A.

                                            By: /s/ Lydia G. Junek
                                               ---------------------------------
                                               Attorney-in-fact, Authorized
                                               Officer

                                            Date March 21, 2002
                                                --------------------------------

                                            THE BANK OF NOVA SCOTIA

                                            By:
                                               ---------------------------------
                                               Authorized Officer

                                            Date:                         , 2002
                                                 -------------------------

                                            BANK OF AMERICA, N.A.

                                            By: /s/ Claire Liu
                                               ---------------------------------
                                               Authorized Officer

                                            Date:                         , 2002
                                                 -------------------------

                                            BANK ONE, N.A. (MAIN OFFICE -
                                            CHICAGO)

                                            By: /s/ Signature not legible
                                               ---------------------------------
                                               Authorized Officer

                                            Date: March 21, 2002
                                                 -------------------------------

                                            JPMORGAN CHASE BANK
                                            (formerly known as
                                            THE CHASE MANHATTAN BANK),


                                            By: /s/ Signature not legible
                                               ---------------------------------
                                               Authorized Officer


                                            Date:                         , 2002
                                                 -------------------------

                                            COMMERZBANK AG
                                            NEW YORK AND GRAND CAYMAN BRANCHES

                                            By:
                                               ---------------------------------
                                               Authorized Officer

                                            By:
                                               ---------------------------------
                                               Authorized Officer

                                            Date:                         , 2002
                                                 -------------------------

                                            CREDIT LYONNAIS NEW YORK BRANCH

                                            By: /s/ Bernard Weymuller
                                               ---------------------------------
                                               Authorized Officer

                                            Date: March 21, 2002
                                                 -------------------------------

                                            THE FUJI BANK, LIMITED

                                            By: /s/ Jacques Azagury
                                               ---------------------------------
                                               Authorized Officer

                                            Date: March 15, 2002
                                                 -------------------------------

                                            NATIONAL WESTMINSTER BANK PLC
                                            NEW YORK BRANCH

                                            By: /s/ Kevin J. Howard
                                               ---------------------------------
                                               Name: Kevin J. Howard
                                                    ----------------------------
                                               Title: Managing Director
                                                     ---------------------------

                                            Date:                         , 2002
                                                 -------------------------


                                            NATIONAL WESTMINSTER BANK PLC

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                            Date:                         , 2002
                                                 -------------------------

                                            ABN AMRO BANK, N.V.

                                            By: /s/ Signature not legible
                                               ---------------------------------
                                               Authorized Officer

                                            By: /s/ Signature not legible
                                               ---------------------------------
                                               Authorized Officer

                                            Date: March 21, 2002
                                                 -------------------------------

                                            BANK OF MONTREAL

                                            By: /s/ Signature not legible
                                               ---------------------------------
                                               Authorized Officer

                                            Date: March 22, 2002
                                                 -------------------------------

                                            THE BANK OF NEW YORK

                                            By: /s/ Raymond J. Palmer
                                               ---------------------------------
                                               Vice President, Authorized
                                               Officer

                                            Date: March 22, 2002
                                                 -------------------------------

                                            BARCLAYS BANK PLC

                                            By: /s/ Nicholas A. Bell
                                               ---------------------------------
                                               Director, Loan Transaction
                                               Management, Authorized Officer

                                            Date:                         , 2002
                                                 -------------------------

                                            CIBC INC.

                                            By: /s/ Signature not legible
                                               ---------------------------------
                                               Authorized Officer

                                            Date: March 20, 2002
                                                 -------------------------------

                                            CREDIT SUISSE FIRST BOSTON

                                            By: /s/ James P. Moran,
                                               ---------------------------------
                                               Director
                                               Authorized Officer

                                            By: /s/ David M. Koczan,
                                               ---------------------------------
                                               Associate
                                               Authorized Officer

                                            Date: March 19, 2002
                                                 -------------------------------

                                            ROYAL BANK OF CANADA

                                            By: /s/ Tom J. Oberaigner,
                                               ---------------------------------
                                               Senior Manager
                                               Authorized Officer

                                            Date: March 21, 2002
                                                 -------------------------------

                                            THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                            HOUSTON AGENCY

                                            By:
                                               ---------------------------------
                                               Authorized Officer

                                            Date:                         , 2002
                                                 -------------------------

                                            FLEET NATIONAL BANK
                                            f/k/a Bank Boston, N.A.

                                            By: /s/ Signature not legible
                                               ---------------------------------
                                               Authorized Officer

                                            Date: March 22, 2002
                                                 -------------------------------

                                            SOCIETE GENERALE, SOUTHWEST AGENCY

                                            By: /s/ Signature not legible
                                               ---------------------------------
                                               Authorized Officer

                                            Date: March 21, 2002
                                                 -------------------------------

                                            THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED, NEW YORK BRANCH

                                            By: /s/ Michael N. Oakes,
                                               ---------------------------------
                                               Senior Vice President
                                               Authorized Officer, Houston
                                               Office

                                            Date: March 21, 2002
                                                 -------------------------------

                                            TORONTO DOMINION (TEXAS), INC.

                                            By: /s/ Jill Hall
                                               ---------------------------------
                                               Authorized Officer

                                            Date: March 21, 2002
                                                 -------------------------------

                                            UBS AG, STAMFORD BRANCH

                                            By: /s/ Patricia O'Kicki,
                                               ---------------------------------
                                               Director Banking Produces
                                               Authorized Officer

                                            By: /s/ Wilfred V. Saint,
                                               ---------------------------------
                                               Assoc. Director Banking Prod.
                                               Authorized Officer

                                            Date: March 20, 2002
                                                 -------------------------------

                                            WELLS FARGO BANK TEXAS, N.A.

                                            By:
                                               ---------------------------------
                                               Authorized Officer

                                            Date:                         , 2002
                                                 -------------------------

                                            WESTDEUTSCHE LANDESBANK
                                            GIROZENTRALE, NEW YORK BRANCH

                                            By:
                                               ---------------------------------
                                               Authorized Officer

                                            By:
                                               ---------------------------------
                                               Authorized Officer

                                            Date:                         , 2002
                                                 -------------------------

                                            CREDIT AGRICOLE INDOSUEZ

                                            By: /s/ Mark Lvoff,
                                               ---------------------------------
                                                First Vice President, Head of
                                                Energy Platform, Authorized
                                                Officer

                                            By: /s/ Brian Knezeak,
                                               ---------------------------------
                                               First Vice President
                                               Authorized Officer

                                            Date: March 22, 2002
                                                 -------------------------------

                                            SUNTRUST BANK

                                            By: /s/ Signature not legible
                                               ---------------------------------
                                               Authorized Officer

                                            Date: March 12, 2002
                                                 -------------------------------

                                            THE DAI-ICHI KANGYO BANK, LTD.

                                            By:
                                               ---------------------------------
                                               Authorized Officer

                                            Date:                         , 2002
                                                 -------------------------

                                            ARAB BANKING CORPORATION (B.S.C.)

                                            By: /s/ Robert J. Ivosevich,
                                               ---------------------------------
                                               Deputy General Manager
                                               Authorized Officer

                                            Date: March 22, 2002
                                                 -------------------------------

                                            BANK OF CHINA, NEW YORK BRANCH

                                            By:
                                               ---------------------------------
                                               Authorized Officer

                                            Date:                         , 2002
                                                 -------------------------

                                            BANK OF OKLAHOMA, N.A.

                                            By: /s/ Robert D. Mattax
                                               ---------------------------------
                                               SVP
                                               Authorized Officer

                                            Date: March 15, 2002
                                                 -------------------------------

                                            BNP PARIBAS, HOUSTON AGENCY

                                            By:
                                               ---------------------------------
                                               Authorized Officer

                                            By:
                                               ---------------------------------
                                               Authorized Officer

                                            Date:                         , 2002
                                                 -------------------------

                                            DG BANK DEUTSCHE
                                            GENNOSSENSCHAFTSBANK AG

                                            By: /s/ Mark K. Connelly,
                                               ---------------------------------
                                               Vice President
                                               Authorized Officer

                                            By: /s/ Richard W. Wilbert,
                                               ---------------------------------
                                               Vice President
                                               Authorized Officer

                                            Date: March 21, 2002
                                                 -------------------------------

                                            KBC BANK N.V.

                                            By: /s/ Jean-Pierre Diels,
                                               ---------------------------------
                                               First Vice President
                                               Authorized Officer

                                            By: /s/ Eric Raskin,
                                               ---------------------------------
                                               Vice President
                                               Authorized Officer

                                            Date:                         , 2002
                                                 -------------------------

                                            SUMITOMO MITSUI BANKING CORPORATION

                                            By:
                                               ---------------------------------
                                               Authorized Officer

                                            Date:                         , 2002
                                                 -------------------------

                                            COMMERCE BANK, N.A.

                                            By:
                                               ---------------------------------
                                               Authorized Officer

                                            Date:                         , 2002
                                                 -------------------------

                                            RZB FINANCE LLC

                                            By:
                                               ---------------------------------
                                               Authorized Officer

                                            By:
                                               ---------------------------------
                                               Authorized Officer

                                            Date:                         , 2002
                                                 -------------------------

                                            FIRST UNION NATIONAL BANK

                                            By: /s/ Robert R. Wetteroff,
                                               ---------------------------------
                                               SVP
                                               Authorized Officer

                                            Date: March 13, 2002
                                                 -------------------------------